March 23, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Merrill Lynch Life Variable Annuity Separate Account D
     Merrill Lynch IRA Annuity - Registration No. 333-91098
     Merrill Lynch Investor Choice - IRA Series - Registration No. 333-119364

Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended January 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI-ANNUAL REPORT MAILINGS:
AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.:  811-06730
The American Funds - The Income Fund of America, Inc., SEC File No.: 811-01880 Davis New York Venture Fund, Inc., SEC File No.: 811-01701
Putnam Voyager Fund,  SEC File No.: 811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,

/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534